                                                                   Exhibit 10.17

        Technologie
        Beteiligungs
tbg     Gesellschaft mbH of
        Deutsche Ausgleichsbank                                              -1-
--------------------------------------------------------------------------------

Version [illegible date]

                             COOPERATION AGREEMENT

                         Cooperation agreement between

    Sequenom Inc., 11555 Sorrento Valley Road, San Diego, CA 9212 [sic], USA

       - hereinafter, also among other shareholders: the Investor (INV) -

                                      and

Technologie-Beteiligungs-Gesellschaft mbH [Technology Joint Venture Corporation]
 of Deutsche Ausgleichsbank [German Adjustment Bank], Ludwig-Erhard-Platz 1-3,
                                   53179 Bonn

                              - hereinafter: TBG -

           for the trust of the shares named in this contract held in

        Sequenom Instruments GmbH, Mendelsohnstrasse 15D, 22761 Hamburg

                     - hereinafter: Technology Company (TC)

                                    Preamble

Within the context of the DtA technology program, TBG is assuming shares to finance early-stage projects, innovation-related projects, and projects for exit financing as understood under the shareholding principles of this program, which are constituent parts of this agreement.

                                     (S) 1
                                  Cooperation

1) TBG intends to assume shares in the amount of DM 2,000,000.00 as a silent partner, with the prerequisite that the joint venture between the INV and TC is agreed to as stated in paragraph 2. A copy of the joint venture agreement planned between TBG and the TC is attached to this agreement.

2) The INV intends to assume shares in the amount of DM 2,000,000.00. These shares are composed of open shares tied to a premium.

                                                                     ___________
                                                                     tbg

        Technologie
        Beteiligungs
tbg     Gesellschaft mbH of
        Deutsche Ausgleichsbank                                              -2-
--------------------------------------------------------------------------------


     In administering its shares, the INV will be advised by TVM Techno Venture Management GmbH & Co KG, Deminger Str. 15, 81679 Munich, hereinafter: TVM.

3) The parties agree to inform each other immediately in writing when the stated joint venture agreements are concluded with the TC. Insofar as the final joint venture agreements may deviate from the submitted drafts, the contracts in their definitive forms must be submitted upon request and any deviations from the drafts explained.

4) Any potential subsequent alterations to the joint venture contracts, any sale/pledge of shares and claims against TBG from this cooperation agreement or other share-related or loan-related contracts may be agreed to by the parties only with the approval of their respective partners under this contract. Insofar as the INV permits an official announcement of the joint venture agreement between the INV and the TC, TBG's approval will also be required. With regard to terminating this agreement for cause, the parties to this agreement must notify each other immediately, and if possible before announcing the termination.

                                     (S) 2
                             Administering the TC

    The INV in cooperation with TVM will supervise the business management of the TC and the development of the innovation-related projects supported by TBG with the required care and stand by the TC as needed for its management support.

    The INV is, in principle, both ready and in the position, but not obligated, to make available to the TC additional funds if needed.

                                     (S) 3
                          Implementation of Resources

    Before calling for TBG's share-related resources, the INV and TVM will verify the recall prerequisites agreed to by TBG and the TC insofar as these may exist. The INV will advocate the call if, when the call is made, the INV is sufficiently informed and there are no business-related or technical reservations about the ability to execute the innovation-related project as supported by TBG.

                                     (S) 4
                         Information and Control Rights

1) The INV is obligated to provide TBG with reports on the business status of the TC and on the status of the innovation-related projects supported by TBG. The INV will herewith take TVM's consulting services of into consideration.

        Technologie
        Beteiligungs
tbg     Gesellschaft mbH of
        Deutsche Ausgleichsbank                                              -3-
--------------------------------------------------------------------------------


2)  Reports must be submitted semiannually on March 31 and September 30.

3) All steps that the BG knows about must be announced in advance, if possible, and immediately, which steps stem from the usual business operation of the TC. Specifically, these are steps that require TBG's and the TC's approval in accordance with (S) 5 paragraph 2 of the joint venture agreement, as well as the justifications for terminating the agreement for cause as stated in
    (S) 12 in this joint venture contract.

4) Unless TBG expressly waives this requirement in writing, reports must be submitted in writing, and in emergencies there may also be oral advance notice.

5) TBG may itself request, or have a third party request, a comprehensive report regarding all legal relationships of the INV to the TC, and it may view all documents with the INV that affect the TC.

                                     (S) 5
                       Start and Duration of Cooperation

1) The INV is obligated toward TBG to administer the TC according to (S) 2 and to submit reports required under (S) 4 of this contract starting at that point in time where this agreement and the joint venture agreements between TBG and the TC as well as between the INV and the TC are signed by the respective parties involved.

2) The cooperation agreement will expire with the termination of TBG's or the INV's share-related participation.

3)  The official termination of this cooperation agreement is disallowed.

                                     (S) 6
                               General Provisions

1) Alterations and additions to this contract must be performed in writing. Oral side agreements to this contract shall not exist.

2) If a provision of this agreement should prove to be legally unenforceable, then the remaining provisions shall remain unaffected by this. The INV and TBG are obligated to replace any unenforceable contract provisions with provisions that are legally valid and fulfill, by and large, the meaning and intent of the unenforceable provisions as closely as possible.

                                                                      __________
                                                                       tbg

        Technologie
        Beteiligungs
tbg     Gesellschaft mbH of
        Deutsche Ausgleichsbank                                              -4-
--------------------------------------------------------------------------------

3) For all legal disputes that arise from this contract and its execution, the parties agree to Bonn as the court of jurisdiction.

Bonn, the [handwritten] 7th of October 1997    San Diego, the 30th of March 1997

Technologie-Beteiligungs-                      Sequenom Inc.
Gesellschaft mbH of
Deutsche Ausgleichsbank

[signature]                                    [signature]

                                               Dr. Hubert Koester
                                               President / CEO

---------------------------------------
       Joint Venture Principles          tbg         Technologie-Beteiligungs-
 for the Program "Venture Capital for                   Gesellschaft mbH of
      Small Technology Companies"                     Deutsche Ausgleichbank
---------------------------------------

TBG as Investor

Technologie-Beteiligungs-Gesellschaft mbH (TBG) is a subsidiary of Deutsche Ausgleichsbank. As a part of the "Joint Venture Capital for Small Technology Companies" program set up by the Federal Ministry for Education, Science, Research, and Technology *), TBG is involved as a silent partner in joint venture investments by financing innovation-related projects in technology companies (TC) without participating in the business management, as a rule.

A substantial prerequisite to the joint venture is that another investment partner (lead investor) be invested at least by the same amount as TBG in the TC and that it co-administer TBG's investment on the basis of a cooperation agreement.

Goal of Joint Venture

The investment serves only to finance innovation-related projects (see item 3.1), specifically:

- applied research and development up to a logical moment prior to the start of commercial production

- investments for introducing products to the market.

Joint Venture Prerequisites

Innovation-Related projects

- Through innovation-related projects, new technologies not yet applied in the company should be implemented.

The portions of development that affect the innovative core cannot be provided within the company itself. If services are claimed for developmental steps, the specifications must be worked out within the company itself.

- The new product (process/service) distinguishes itself in its substantial functions from previous products (process/service) of the company.

- With the new product (process/service), competitive advantages (functions, quality, price) and market chances are tied to the market most decisive for the company (regional, national, European, worldwide).

Investees

TBG investment shares can be obtained by companies in business insofar as they meet the following criteria:

---------------------------------------
       Joint Venture Principles          tbg         Technologie-Beteiligungs-
 for the Program "Venture Capital for                   Gesellschaft mbH of
      Small Technology Companies"                     Deutsche Ausgleichbank
---------------------------------------

Small Companies

- headquarters in the area of the Federal Republic, and

- no more than 50 employees, and

- either annual sales of DM 10 million maximum or a balance sheet total of DM 4 million maximum.

Mid-Sized Companies

- headquarters in the new federal states [of the former East Germany] and Berlin
(East) and not more than 250 employees, and

- either annual sales of DM 40 million maximum or a balance sheet total of DM 20 million maximum.

Business Independence

A maximum of 25% of the share capital may be in the possession of companies that do not fulfill the criteria for small and mid-sized companies.

(Exception: public joint venture companies, risk capital companies and--insofar as no control is exercised--institutional investors.)

Age

At most, 10 years.

Technical and Specialized Expertise

The TC must have access to the technical expertise necessary to perform the development work and for production as well as be able to verify the required specialized expertise.

Specialized know-how can also be brought in by contracting outside experts -- e.g. the lead investor -- insofar as the TC has not striven for any specific sales up to the point that the application is submitted.

3.3 Cooperating Investor (Lead Investor)

Lead investors cooperating with TBG may be joint venture companies as well as natural and legal persons that provide joint venture capital.

The lead investor must invest at least the same amount as TBG. He or she should advise the technology company in all business and financial affairs and support it, and if necessary also be

---------------------------------------
       Joint Venture Principles          tbg         Technologie-Beteiligungs-
 for the Program "Venture Capital for                   Gesellschaft mbH of
      Small Technology Companies"                     Deutsche Ausgleichbank
---------------------------------------

able to offer management and marketing support. In principle, he or she should be prepared and in the position to provide additional financial resources.

Prior to investing, the lead investor must simultaneously verify the joint venture prerequisites for TBG and document them comprehensibly. For the duration of the joint venture, he or she must supervise the business management of the TC and the development of the innovation-related project and report to TBG about the innovation-related project. Furthermore, he or she must help writing up instructions for use (see item 3.4). Details are handled by a cooperation agreement between the lead investor and TBG.

3.4 Total Financing

The total financing of the innovation-related project must be insured. The investment resources may be used only to finance the innovation-related project(s) for which the investment has been approved. The lead investor must be informed immediately if the innovation-related project or its financing changes.

If the costs of the innovation-related project should be further reduced, or if additional public resources are acquired for financing this innovation-related project such that, if financing of over 100% exists, the investment resources may be withdrawn. The investee is obligated to demonstrate the official use of the resource immediately after finishing the innovation-related project. The demonstration of use is provided for by the lead investor and with his or her approval and must to be submitted to TBG.

3.5 Ban on Accumulation

The simultaneous investment with an investment project in the context of this program by TBG and KfW is disallowed.

Insofar as publicly promoted financial resources are implemented to the benefit of the investment of the lead investor, the European Community's rules of support must be conformed to.

4. Joint Venture Conditions

4.1 Form of Joint Venture

TBG is investing as a silent partner in the TC. Securities do not have to be provided.

4.2 Maximum Limit

The investment of TBG serves the subsidiary financing of innovation-related projects. It is limited to DM 3,000,000.00 for one TC. In the context of this maximum limit, several innovation-related projects can be supported at once.

---------------------------------------
       Joint Venture Principles          tbg         Technologie-Beteiligungs-
 for the Program "Venture Capital for                   Gesellschaft mbH of
      Small Technology Companies"                     Deutsche Ausgleichbank
---------------------------------------

4.3 Payment
The investment will be provided in conformity with the specification of the innovation-related project.

4.4 Duration
The duration of TBG's joint venture is up to 10 full calendar years and is oriented in principle toward the duration of lead investor's investment share.

4.5 Termination
TBG may terminate the joint venture for cause.

The TC can be granted the right to terminate its investment share early by giving 3 month's prior notice of termination of on June 30 and December 31 of a particular year. In the case of termination at the expiration of the fifth year of the joint venture, TBG's investment share must be paid back including a current surcharge of 30% insofar as the termination did not take place as a result of the supported innovation-related project.

4.6 Processing Fee

TBG will charge a one-time processing fee in the current amount of [illegible].1% of the amount of its investment upon payment of its investment share by the investee.

4.7 Investment Return

As a rule, TBG assesses a current return of 6% on its investment per annum, independent from the investee's annual profit, as well as an investment share that is dependent on earnings and to be achieved from the relationships with the TC. At the end of the joint venture period, TBG can require a one-time charge during the joint venture period to the TC's reserves. Details are handled in a contract between TBG and the TC.

4.8 Assuming Risk

In the cooperation agreement, the right can be granted to the cooperating lead investor in order to make use of TBG up to the expiration of 5 years from the start of TBG's investment to the TC to partial reimbursement of a shortfall from its investment in the TC.

For this case, TBG will reimburse the lead investor in an amount up to a maximum of 50%, in the new federal states [of the. former East Germany] and Berlin
(East) up to a maximum of 70%, of the investments that it itself has provided. TBG can then require the whole or partial transfer of the lead investor's investment share to itself or to a third party. Prerequisite for the utilization of the risk assumption is that

- regarding the TC's capital, the bankruptcy proceeding or the total execution has been denied due to lack of assets,

---------------------------------------
       Joint Venture Principles          tbg         Technologie-Beteiligungs-
 for the Program "Venture Capital for                   Gesellschaft mbH of
      Small Technology Companies"                     Deutsche Ausgleichbank
---------------------------------------

- uniform insurance for the TC has been given, or

- the TC's ongoing inability to pay is demonstrated in another way,

- the requirements of the lead investor have declined from his or her investment in the TC as a result of a legally binding settlement or a waiver.

The remaining risk of loss must be borne by the lead investor alone.

5. Application
Applications by the TC for joint venture investments must be submitted to the

     Technologie-Beteiligungs-Gesellschaft mbH
     of Deutsche Ausgleichsbank
     Ludwig-Erhard-Platz 1-3, Bonn-Bad Godesberg
     Postal Address: 53179 Bonn

on TBG's forms together with a declaration of the cooperating lead investor to take on an individual share.

Next, the lead investor then tests the application prerequisites (if necessary, contracting an outside consultant, e.g. technology consulting firms). TBG retains the right to request other documents, as well as also expert certifications, if necessary. Prior to concluding a joint venture contract between the lead investor and the TC, a joint venture application must be submitted to TBG. A legal claim to investment by TBG does not exist.

If the lead investor has not previously cooperated with TBG in another case, then all documents necessary for a verification of his creditworthiness must be submitted as well.

Further information is available from TBG by calling (02 28) 8 31 - 22 90.



Bonn, June 15, 1996

      Technologie-Beteiligungs-
tbg   Gesellschaft mbH der                                       Exhibit 10.17
      Deutschen Ausgleichsbank
                                                                             -1-
--------------------------------------------------------------------------------

                              KOOPERATIONSVERTRAG


                   Vertrag uber cine Zusammenarbeit zwischen

      Sequenom Inc., 11555 Sorrento Valley Road, San Diego, CA 92121, USA

- im folgenden,auch bei mehreren Beteiligungsgebern:der Beteiligungsgeber (BG)-

                                    und der

                   Technologie-Beteiligungs-Gesellschaft mbH

       der Deutschen Ausgleichsbank, Ludwig-Erhard-Platz 1-3, 53179 Bonn

                             - im folgenden: tbg -

       bei der Betreuung der in diesem Vertrag genannten Beteiligungen an

          Sequenom Instruments GmbH, Mendelsohnstr. 15D, 22761 Hamburg

                  - im folgenden: Technologieunternehmen (TU)

                                   Praambel

Im Rahmen des DtA-Technologieprogramms ubernimmt die tbg Beteiligungen zur Finanzierung von Vorhaben in der Fruhphase, von Innovationsvorhaben und von Vorhaben der Exit-Finanzierung im Sinne der Beteiligungsgrundsatze dieses Programms, die Bestandteil dieses Vertrages sind.

                                     (S) 1

                                Zusammenarbeit

1) Die tbg beabsichtigt, an dem TU eine stille Beteiligung in Hohe von DM 2,000,000, - unter der Voraussetzung zu ubernehmen, daB die in Absatz 2 genannte Beteiligung zwischen dem BG und dem TU vereinbart wird. Eine Kopie des zwischen der tbg und dem TU vorgesehenen Beteiligungsvertrages liegt diesem Vertrag bei.

2) Der BG beabsichtigt an dem TU eine Beteiligung in Hohe von DM 2,000,000, - zu ubernehmen. Diese Beteiligung setzt sich zusammen aus einer offenen Beteiligung verbunden mit einem Aufgeld.

     Der BG wird bei der Verwaltung seiner Beteiligung von der TVM Techno Venture Management GmbH & CoKG, Denninger Str. 15, 81679 Munchen, - im folgenden: TVM-beraten.

3) Die Parteien werden einander unverzuglich schriftlich unterrichten, wenn die genannten Beteiligungsvereinbarungen mit dem TU abgeschlossen sind. Sofern die endgultigen Beteiligungsvertrage von den bekanntgegebenen Entwurfen abweichen, sind die Vertrage in der maBgeblichen Fassung zu ubersenden und Abweichungen auf Verlangen zu erlautern.

4) Eventuelle spatere Anderungen der Beteiligungsvertrage, eine VerauBerung/Verpfandung der Beteiligungen und der Anspruche gegen die tbg aus diesem Kooperationsvertrag oder weitere Beteiligungs- oder Darlehensvertrage werden die Parteien nur mit Zustimmung ihres Vertragspartners aus diesem Vertrag vereinbaren. Soweit eine ordentliche Kundigung des Beteiligungsvertrages zwischen dem BG und dem TU durch den BG zulassig ist, bedarf auch sie der Zustimmung durch die tbg. Uber eine Kundigung aus wichtigem Grund haben sich die Partner dieses Vertrages unverzuglich, nach Moglichkeit vor Ausspruch der Kundigung, zu unterrichten.

      Technologie-Beteiligungs-
tbg   Gesellschaft mbH der
      Deutschen Ausgleichsbank
                                                                             -2-
--------------------------------------------------------------------------------

                                     (S) 2

                               Betreuung des TU

Der BG wird in Zusammenarbeit mit TVM die Geschaftsfuhrung des TU und die Entwicklung des durch die tbg geforderten Innovationsvorhabens mit der erforderlichen Sorgfalt uberwachen und dem TU bei Bedarf mit einer Managementunterstutzung zur Seite stehen.

Der BG ist grundsatzlich auch bereit und in der Lage, aber nicht verpflichtet, dem TU im Bedarfsfall zusatzliche Finanzierungsmittel zur Verfugung zu stellen.

                                     (S) 3

                                 Mitteleinsatz

Vor Abruf der Beteiligungsmittel der tbg werden der BG und die TVM die zwischen tbg und TU vereinbarten Abrufvoraussetzungen prufen und, soweit sie vorliegen, bestatigen. Der BG wird den Abruf befurworten, wenn im Zeitpunkt des Abrufs nach seinem Kenntnisstand weder wirtschaftliche noch technische Bedenken an der Durchfuhrbarkeit des von der tbg geforderten Innovationsvorhabens bestehen

                                     (S) 4

                       Informations- und Kontrollrechte

1) Der BG verpflichtet sich gegenuber der tbg zur Berichterstattung uber die wirtschaftliche Lage des TU und uber den Stand des von der tbg geforderten Innovationsvorhabens. Der BG wird hierbei die Beratungsleistungen der TVM in Anspruch nehmen.

2) Berichte sind regelmaBig halbjahrlich zum 31.03. und zum 30.09. zu erstatten.

3) Eine unverzugliche und nach Moglichkeit vorherige Unterrichtung der tbg hat bei allen dem BG bekannten MaBnahmen zu erfolgen, die uber den Rahmen des ublichen Geschaftsbetriebes des TU hinausgehen. Dies sind insbesondere die gemaB (S) 5 Absatz 2 des Beteiligungsvertrages zwischen der tbg und dem TU zustimmungsbedurftigen MaBnahmen und die in (S) 12 dieses Beteiligungsvertrages genannten Grunde fur eine Kundigung aus wichtigem Grund.

4) Die Berichterstattung hat, soweit die tbg hierauf nicht ausdrucklich schriftlich verzichtet, schriftlich und in dringenden Fallen vorab mundlich zu erfolgen.

5) Die tbg ist berechtigt, selbst oder durch beauftragte Dritte eine umfassende Unterrichtung uber alle Rechtsbeziehungen des BG zum TU zu verlangen und bei dem BG alle Unterlagen einzusehen, die das TU betreffen.

                                     (S) 5

                       Beginn und Dauer der Kooperation

1) Der BG ist der tbg gegenuber zur Betreuung des TU nach (S) 2 und zur Unterrichtung nach (S) 4 dieses Vertrages ab dem Zeitpunkt verpflichtet, in dem dieser Vertrag und die Beteiligungsvertrage zwischen tbg und TU sowie BG und TU durch die jeweiligen Beteiligten unterzeichnet sind.

2)   Die Kooperation endet mit dem Ende der Beteiligung der tbg oder des BG.

      Technologie-Beteiligungs-
tbg   Gesellschaft mbH der
      Deutschen Ausgleichsbank
                                                                             -3-
--------------------------------------------------------------------------------


3)   Die ordentliche Kundigung dieses Kooperationsvertrages ist ausgeschlossen.

                                     (S) 6

                            Allgemeine Bestimmungen

1) Anderungen und Erganzungen dieses Vertrages bedurfen der Schriftform. Mundliche Nebenabreden zu diesem Vertrag bestehen nicht.

2) Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuhrt. Der BG und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu ersetzen, die rechtswirksam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3) Fur alle Rechtsstreitigkeiten, die sich aus diesem Vertrag und seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.


Bonn, den 07.10.97                                    San Diego, den 30.03.1997

Technologie-Beteiligungs-                             Sequenom Inc.
Gesellschaft mbH der Deutschen
Ausgleichsbank
                                                      /s/ Dr. Hubert Koster
/s/ illegible
                                                               Dr. Hubert Koster
                                                               President/CEO

---------------------------------------------
   Beteiligungsgrundsatze fur das Programm                        tbg                  Technologie-Beteiligungs
      ,,Beteiligungskapital fur kleine                                                    Gesellschaft mbH der
          Technologieunternehmen"                                                      Deutschen  Ausgleichsbank
---------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
 Dle tbg als Beteiligungsgeber                               Wirschaftliche Unabhangigkeit
 Die Technologie-Beteiligungs-Gesellschaft mbH (tbg)         Max. 25% des Gesellschaftskapitals durfen sich im Besitz
 ist eine Tochtergesellschaft der Deutschen                  von Unternehmen befinden, die die Kriterien fur kleine und
 Augleichsbank.  Im Rahmen des mit dem                       mittlere Unternehmen nicht erfullen.
 Bundesministerium fur Bildung, Wissenschaft,                (Ausnahme:  offentliche Beteiligungsgesellschaften
 Forschung und Technologie aufgelegten Programms                         Risikokapitalgesellschaften und - soweit keine Kontrolle
 ,,Beteiligungskapital fur kleine Technologie                            ausgeubt wird--institutionelle Anleger.)
 Unternehmen") geht sie zur Finanzierung von                 Alter
 Innovationsvorhaben stille Beteiligungen an                 Hochstens 10 Jahre.
 Technologieunternehmen (TU) cin, ohne sich im               Technisches und kaufmannisches Fachwissen
 Regelfall an der GeschaftstFuhrung des TU zu                Das TU muB uber das zur Durchfuhrung der
 beteiligen.                                                 Entwicklungsarbeiten und zur Produktion notwendige
 Wesentliche Beteiligunsvoraussetzung ist, daB ein           technische Fachwissen verfugen sowie die erforderlichen
 weiterer Beteiligungsgeber (Leadinvestor) sich in           kaufmannischen Kenntnisse nachweisen konnen.
 mindestens gleicher Hohe wie die tbg an dem TU
 beteiligt und auf der Grundlage eines                       Kaufmannisches Know-how kann auch durch die Einschaltung
 Kooperationsvertrages die Beteiligung der tbg               von Externen - z.B. des Leadinvestors eingebracht werden,
 mitbetreut.                                                 sofern das TU bis zur Antragstellung noch keine
 Beteiligungszweck                                           nennenswerten Umsatze erzielt hat.
 Die Beteiligungen dienen der Finanzierung von               3.3  Kooperierender Beteiligungsgeber (Leadinvestor)
 Innovationsvorhaben (vgt. Ziffer 3.1), und zwar             Mit der tbg kooperierende Leadinvestor konnen
 -  fur angewandte Forschung und Entwicklung bis zu          Beteiligungsgesellschaften sowie naturliche und
    einer logischen Sekunde vor Aufnahme der                 juristische Personen sein, die Unternehmen
    kommerziellen Produktion                                 Beteiligungskapital zur Verfugung stellen.
 -  fur Investitionen zur Markteinfuhrung.                   Der Leadinvestor muB sich in mindestens der gleichen Hohe
 Beteiligungsvoraussetzungen                                 wie die tbg beteiligen.  Er soll das
 Innovationsvorhaben                                         Technologieun-ternehmen in allen wirtschaftlichen und
 -  Durch das Innovationsvorhaben sollen neue, im            finanziellen Belangen beraten und untersutzen und
    Unternehmen bis dahin noch nicht angewandte              gegebenenfalls auch Management -und Marketingunterstutzung
    Techniken eingesetzt werden.                             anbieten konnen.  Grundsatzlich soll er bereit und in der
 -  Die Entwicklungsanteile, die don innovativen Kern        Lage sein, Zusatzliche Finanzierungsmittel zur Verfugung
 betreffen, werden im Unternehmen selbst erbracht.           zu stellen.
 Wenn fur Entwicklungsschritte Dienstleistungen in
 Anspruch gonommen werden, mussen die Spezifikationen        Vor Ubernahme einer Beteiligung hat der Leadinvestor die
 im Unternehmen selbst erarbeitet werden.                    Beteiligungsvoraussetzungen Zugleich fur die tbg zu prufen
 -  Das neue Produkt (Verfahren/Dienstleistung)              und nachvollziehbar zu dokumentieren.  Wahrend der
    unterscheidet sich in seinen wesentlichen Funktionen     Beteiligungsdauer hat er die Geschaftsfuhrung des TU und
    von den bisherigen Produkten                             die Entwicklung des Innovationsvorhabens zu uberwachen und
    (Verfahren/Dienstleistung) des Unternehmens.             die tbg uber die wirtschaftliche Lage des TU und uber das
 -  Mit dem neuen Produkt (Verfahren/Dienstleistung)         Innovationsvorhaben zu unterrichten.  Weiterhin wirkt er
    sind Wettbewerbsvorteile (Funktionen, Qualitat,          an der Erstellung des Verwendungsnachweises mit (vgl.
    Preis) und Marktchancen auf dem fur das Unternehmen      Ziffer 3.4). Einzelheiten regelt ein Kooperationsvertrag
    einschlagigen Markt (regional, national, europaisch,     zwischen dem Leadinvestor und der tbg.
    Welt) verbunden.                                         3.4  Gesamtfinanzierung
 Beteiligunsnehmer                                           Die Gesamtfinanzierung des Innovationsvorhabens muB
 Beteiligungen der tbg  konnen Unternehmen der               gesichert sein.  Die Beteiligungsmittel durfen nur zur
 gewerblichen Wirtschaft erhalten, soforn sie die            Finanzierung des oder der Innovationsvorhaben(s)
 folgenden Merkmale erfullen:                                eingesetzt werden, fur die die Beteiligung zugesagt worden
 Kleine Unternehmen                                          ist.  Der Leadinvestor ist unverzuglich zu unterrichten,
 -  Betriebssitz Im Bundesgebiet und                         wenn sich das Innovationsvorhaben oder dessen Finanzierung
 -  nicht mehr als 50 Beschaftigte und                       andert.
 -  entweder ein Jahresumsatz von max. 10 Mio. DM oder       ErmaBigen sich nachtraglich die Kosten des
    eine Bilanzsumme von max. 4 Mio. DM.                     Innovationsvorhabens oder werden nachtraglich zur
 Mittlere Unternehmen                                        Finanzierung dieses Innovationsvorhabens weitere
 -  Betriebssitz in den neuen Bundeslandern und Berlin       offentliche Mittel eingeworben, so daB eine Finanzierung
    (Ost) und                                                uber 100% ensteht, konnen die Beteiligungssmittel
 -  nicht mehr als 250 Beschaftigte und                      zuruckgefordert werden.  Der Beteiligungsnehmer
 -  entweder ein Jahresumsatz von max. 40 Mio. DM oder       verpflichtet sich, unmittelbar
    eine Bilanzsumme von max. 20 Mio. DM.

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     nach AbschluB des Innovationsvorhabens die              4.8  Risikoubernahme
     ordnungsgemaBe Verwendung der Mittel nachzuweisen.           Dem kooperierenden Leadinvestor kann im
     Der Verwendungsnachweis ist uber den Leadinvestor            Kooperationsvertrag das Recht eingeraumt werden, die tbg
     und mit dessen Bestatigungsvermerk versehen, der             bis zum Ablauf von 5 Jahren ab Beginn der Beteiligung der
     tbg einzureichen.                                            tbg an dem TU auf teilweise Erstattung eines Ausfalls aus
3.5  Kumulationsverbot                                            seiner an dem TU eingegangenen Beteiligung in Anspruch zu
     Das gleichzeitige Investment bei einem                       nehmen.
     Innovationsvorhaben im Rahmen dieses Programms
     durch die tbg und die KIW ist ausgeschlossen.                Fur diesen Fall wird die tbg dem Leadinvestor einen Betrag
     Soweit fur die Beteiligung des Leadinvestors                 von maximal 50%, in den neuen Bundeslandem und Berlin
     offentlich geforderte Finanzierungsmittel                    (Ost) bis max. 70%, dern von ihr selbst geleisteten
     eingesetzt werden, sind die Beihilferegeln der               Einlage erstatten. Die tbg kann dann die ganze oder
     Europaischen Gemeinschaften einzuhalten.                     teilweise Ubertragung der Beteiligung des Leadinvestors
4.   Beteiligungskonditionen                                      auf sich oder einen Dritten verlangen. Voraussetzung fur
4.1  Beteiligungsform                                             die Inanspruchnahme der Risikobeteiligung ist, daB
     Die tbg ubernimmt Beteiligungen als stiller                  -  uber das Vormogen des TU das Konkursverfahren oder die
     Gesellschafter an TU. Sicherheiten sind nicht zu                Gesamtvollstreckung eroffnet oder die  mangels Masse
     stellen.                                                        abgelehnt worden ist,
4.2  Hochstbetrag                                                 -  fur das TU eine eidesstattliche Vesicherung   abgegeben
     Die Beteiligung der tbg dient der subsidiaren                   oder
     Finanzierung von Innovationsvorhaben.  Sie ist auf           -  die andauernde Zahlungsunfahigkeit des TU auf andere
     3.000.000 DM fur ein TU begrenzt. Im Rahmen dieses              Weise nachgewiesen ist,
     Hochstbetrages konnen mehrere Innovationsvorhaben            -  die Forderungen des Leadinvestors aus seiner
     gefordert werden.                                               Beteiligung an dem TU intofge eines gerichlichtlichen
4.3  Auszahlung                                                      Vergleichs oder eines Verzichts teilweise untergegangen
     Die Beteiligung wird grundsatzlich entsprechend dem             sind.
     Fortschritt des Innovationsvorhabens                         Das verbleibende Ausfallrisiko des Leadinvestors ist von
     bereitgestellt.                                              diesem selbst zu tragen.
4.4  Laufzeit                                                5.   Antrasgverfahren
     Die Dauer der Beteiligung der tbg betragt bis zu 10          Antrage von TU auf Beteiligungen sind auf Vordruken der
     volle Kalenderjahre und richet sich grundsatzlich            tbg Zusammen mit einer Erklarung dos kooperierenden
     nach der Laufzeit der Beteiligung des                        Leadinvestors zur Ubernahme einer cigenen Beteiligung an
     Leadinvestors.                                               die
4.5  Kundigung                                                        Technologie - Beteiligungs-Gesellschaft mbH der Deutschen
     Die tbg kann Beteiligungen aus wichtigem Grund                   Ausgleichsbank
     kundigen.                                                        Ludwig-Erhard-Plaz 1-3, Bonn-Bad Godesberg
     Dem TU kann das Recht eingeraumt werden, seine                   Postanschrift:  53179 Bonn
     Beteiligung verzeitig unter Einhaltung einer                 zu richten.
     Kundigungsfrist von 3 Monaten zum 30. 06 und 31.             Die Prufung der Antragsveraussetzungen erfolgt dabei
     12 eines jeden Jahres zu kundigen.  Bei einer                zunachst durch den Leadinvestor (ggf. unter Einschaltung
     Kundigung bis zum Ablauf des funften                         externer Gutachter, z.B. Technologieberatungstellen).  Die
     Beteiligungssjahres ist die Einlage der tbg mit              tbg behalt sich vor, weitere Unterlagen, ggf. auch
     einem Aufgeld von z.Zt 30% zuruckzuzahlen, sofern            Gutachten anzufordern.  Vor AbschluB cines
     die Kundigung nicht wegen der Aufgabe des                    Beteiligungsvertrages zwischen Leadinvestor und TU ist ein
     geforderten innovationsvorhabens erfolgte                    Beteiligungsantrag bei der tbg einzureichen.  Ein
4.6  Bearbeitungsgebuhr.                                          Rechtsanspruch auf Ubernahme einer Beteiligung durch die
     Die tbg erhalt bei Auszahlung ihrer Beteiligung vom          tbg besteht nicht.
     Beteiligungsnehmer eine einmalige                            Hat der Leadinvestor mit der tbg bisher noch in keinem
     Bearbeitungsgebuhr in Hohe von a z.Zt 1% des                 anderen Falle kooperiert, so sind alle fur eine Prufung
     Betrages ihrer Beteiligung.                                  seiner Bonitat notwendigen Unterlagen miteinzureichen.
4.7  Beteiligungsentgelt                                          Weitergehende Auskunfte sind bei der tbg unter der
     Die tbg beansprucht auf ihre Einlage im Regelfall            Telefonnummer (02 28) 8 31-22 90 erhallich.
     eine vom Jahresergebnis des Beteiligungsnehmers
     unabhangige Vergutung in Hohe von z. Zt. 6%, p.a.
     sowie ein an den Verhaltnissen des TU
     auszurichtendes gewinnabhangiges
     Beteilig-ungsentgelt.  Zum Ende der                     Bonn, den 15 Juni 1996
     Beteiligungszeiti kann die tbg eine einmalige
     Vergutung zur Abgeltung wahrend der
     Beteiligungszeiti gebildeter Reserven des TU
     verlangen. Einzelheiten der Vertrag zwischen tbg
     und TU.
                                                          5
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